INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 12, 2019 TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2019,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Frontier Markets ETF (FRN)

S&P Opco LLC, a subsidiary of S&P Dow Jones Indices LLC (“S&P DJI”), has agreed to acquire certain assets of The Bank of New York Mellon’s ADR Index Business. Accordingly, effective Monday, April 1, 2019, S&P DJI will become the index provider for Invesco Frontier Markets ETF’s underlying index and the underlying index will be renamed as follows:

Current Underlying Index Name	New Underlying Index Name
BNY Mellon New Frontier Index	S&P/BNY Mellon New Frontier Index (USD)

Please Retain This Supplement For Future Reference.

P-PS-EQI-PROSUP-2 031219